PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this “Agreement”) is made and entered into effective the 27 day of September, 2007 (the “Effective Date”), by and between Winning Edge International, Inc., a Delaware Corporation (hereinafter referred to as “Debtor”), and CSI Business Finance, Inc., a Texas corporation (the “Creditor”).

FOR AND IN CONSIDERATION of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, it is agreed as follows:

1.

Creation of Security Interest.  To secure the due and timely performance of the payment by Debtor to Creditor of the obligation represented by those certain promissory notes (collectively, the “Notes”) dated September 7, 2006 and September 21, 2006 in the principal amount of an aggregate of six hundred fifty five thousand dollars ($655,000), and all accessions, renewals, extensions, and modifications hereto, as the obligations under the foregoing notes have been modified pursuant to that certain Amendment, Termination Agreement and Mutual Release by and between Debtor, Creditor and others dated of even date herewith (the “Amendment Agreement”), Debtor hereby pledges, hypothecates, assigns, transfers, sets over, and grants a security interest in and to one million dollars ($1,000,000) of Betbrokers, PLC stock, with such shares hereinafter called the “Collateral”, which Collateral is to be represented by a certificate issued in the name of Debtor (the “Certificate”).  The Collateral shall be disposed of in accordance with the terms hereof.  For purposes of this Agreement, the value of Betbrokers’ stock delivered will be based on the five day closing average stock price for Betbrokers’ stock as quoted on the London Stock Exchange Alternative Investment Market System commonly known as “AIMS” on the five days trading prior to the date of this Agreement but in no event will such value per share be less than 5 pence per share.  All Collateral is restricted from being sold for a period of one year under agreements with Betbroker, PLC unless sold in a private transaction and not on the AIMS.  Creditor will receive such Collateral subject to such one year restriction period.

Unless otherwise defined, words used herein shall have the meanings given them in the Delaware Uniform Commercial Code as now adopted and as hereinafter amended from time to time.

2.

Delivery of Collateral.  Within ten business days of the Effective Date, Debtor shall deliver the Certificate to Creditor, together with a blank stock power, endorsed by a duly authorized representative of Creditor.  So long as any of the Notes remain outstanding, Debtor, will, unless Creditor shall otherwise consent in writing, (a) at its expense, promptly deliver to Creditor such additional stock powers and other documents, satisfactory in form and substance to the Creditor, with respect to the Collateral as Creditor may reasonably request to preserve and protect, and to enable the agent to enforce, Creditor’s rights and remedies hereunder; (b) not sell, assign, exchange, or otherwise transfer any of its rights in any of the Collateral; (c) not create or suffer to exist any lien, security interest, or other charge or encumbrance against the Collateral, except for the pledge hereunder; (d) not make or consent to any amendment or other modification or waiver with respect to any of the Collateral or enter into any agreement or permit to exist any restriction with respect to any of the Collateral other than pursuant hereto; and (e) not take or fail to take any action which would in any manner impair the value or enforceability of Creditor's security interest in any of the Collateral.  Debtor agrees that it will not transfer any interest in the Collateral without written permission of Creditor.

3.

Power to Vote Shares.

During the term of this Agreement and so long as Debtor is not in default in the performance of any of their terms of this Agreement or the Note, Debtor shall have the sole right to vote the shares of Betbrokers, PLC on all corporate questions and actions.

4.

Ownership of Collateral.  Debtor owns all the Collateral free and clear of all liens, claims and encumbrances other than as created pursuant hereto, and no other person has or claims any interest in the Collateral.  Debtor will defend any proceeding which may affect the title to or Creditor's security interest in any Collateral, and will indemnify Creditor for all costs and expenses of Creditor's defense.

5.

Adjustments.

In the event that, during the term of this Agreement, any share dividend, reclassification, readjustment, or other change is declared or made in the capital structure of Betbrokers, PLC, all new, substitute, and additional shares, or other securities, issued by reason of any such change shall be delivered to Creditor to be held under the terms of this Agreement in the same manner as the shares of stock originally pledged hereunder.

6.

Charges, Liens, and Encumbrances on Collateral.  Debtor will pay, when due, all future charges, liens, obligations, or encumbrances on, and all taxes and assessments hereafter imposed on or affecting the Collateral.

7.

Delivery of Collateral.  Simultaneously with the execution of this Agreement, Debtor shall deliver such instructions to Betbrokers, PLC’s transfer agent stating that the shares may be transferred to the name of Creditor and sold to repay the obligations represented by the Notes without any further instructions from Debtor.

8.

Application of Payments.  Unless applicable law provides otherwise, all payments received by Creditor under the Notes shall be applied by Creditor first in payment of interest payable on the Notes, next to the principal of the Notes, and last to any other sums secured by this Agreement or in such other order as Creditor shall specify.

9.

Collateral Generally and Sale of Collateral Prior to Default.  Whether or not a default has occurred under the Notes or hereunder, during the first 120 days from the Effective Date, Creditor may sell the Collateral in a private transaction with a buyer that agrees to hold the Collateral for the balance of the one year restricted period without selling in a market transaction and provided Creditor does not sell the Collateral at a price of less than fifty percent (50%) of the closing market price of the Collateral as reported on the AIMS on the trading day immediately prior to day upon which Creditor sells the Collateral and provided further that Creditor applies the proceeds thereof toward payment of the Notes.

10.

Procedure on Default.  In the event of default, at Creditor's option, without demand or notice, all or any part of the principal of the Note shall immediately become due and payable.  Creditor may sell the Collateral upon such terms as Creditor deems reasonable, with the proceeds of such sale or sales applied in accordance herewith.  From the proceeds of any such sale Creditor shall deduct all expenses, including reasonable attorneys' fees.  The balance shall be applied to the amount due, any surplus shall be paid to Debtor, and in case of deficiency, Debtor shall pay same with interest at the rate of 10% per annum.  In addition, Creditor shall have such other rights as are granted pursuant to the applicable Uniform Commercial Code.

11.

Events of Default.  Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Creditor may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to Debtor, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Debtor, such events being as follows:

(a)

If any vendor shall file a lien, security interest, or any charge or encumbrance of any kind against the Collateral and Debtor does not cure the lien, security interest, charge or encumbrance within 30 days from notice of such lien, security interest, charge or encumbrance;

(b)

Default in the payment of the principal of the Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within thirty days after such payment of principal is due;

(c)

Debtor shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Debtor, or of all or any substantial portion of its property, or Debtor shall make an assignment to an agent authorized to liquidate any substantial part of its assets; or

(d)

An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of Debtor, or an order of any court shall be entered appointing any receiver or trustee of or for Debtor, or any receiver or trustee of all or any substantial portion of the property of Debtor, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Debtor, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

12.

Remedy Cumulative.  All remedies provided in this Agreement are distinct and cumulative to any other right or remedy under this Agreement or afforded by law or equity, and may be exercised concurrently, independently, or successively.

13.

Financing Statement.  Debtor agrees that this Agreement shall also constitute a financing statement under the Delaware Uniform Commercial Code.

14.

Notices.    Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered or if sent by facsimile transmission or other electronic communication, confirmed by registered or certified mail, postage prepaid, or if sent by certified mail, postage prepaid, or overnight courier addressed as follows:

If to Creditor, to:

CSI Business Finance, Inc.

Attn.:  Timothy J. Connolly, CEO

109 North Post Oak Lane, Suite 422

Houston, Texas 77024

If to Debtor, to:

Winning Edge International, Inc.

Attn:  Wayne Allyn Root

5092 S. Jones Blvd, Suite 100

Las Vegas, NV 89118

15.

Waiver.  No failure to exercise and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof.  Any single or partial exercise of any right, power or privilege hereunder shall not preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.  No waiver of any provision of this Agreement or of any right, or remedy, whether or not similar, nor shall any waiver constitute a continuing waiver.  No waiver shall be binding unless evidenced by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the waiver is sought.

16.

Modification.  This Agreement may not be supplemented, varied, or rescinded, except by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the supplement, variance, or rescission is asserted.

17.

Successors and Assigns.  This Agreement shall bind and shall inure to the benefit of the respective successors, assigns, heirs, beneficiaries, and personal representatives of the parties hereto.

18.

Additional Assurances and Documentation.  Debtor agrees to provide Creditor such further representations, assurances, and documents as may, from time to time, be required by Creditor to document and evidence the security interest in the Collateral created hereby.

19.

Headings.  The headings or captions of the paragraphs, sections, or articles herein are inserted for the convenience only and shall not be deemed to constitute a part of this Agreement for any purpose, and in particular shall not be construed to limit, define, or explain the subject matter or modify the meaning of any part or all of this Agreement.

20.

Survival of Warranties and Representations.  The representations, warranties, covenants, agreements, indemnities, and undertakings of the parties in this Agreement shall not expire with, or be terminated or extinguished by, the execution and delivery of this Agreement or any document or instrument contemplated hereby, notwithstanding any investigations of the facts constituting the basis of the representations and warranties of another party by any party hereto or anyone on behalf of any party hereto.  Consummation of the transactions contemplated hereby shall not be deemed or construed as a waiver of any right or remedy that any party hereto may have or covenant, notwithstanding any fact or facts that such party knew or should have known at such time.

21.

Severability.  In the event of this Agreement or the application of any such provision to any person or circumstance shall conflict with any jurisdiction, then such conflict shall not affect any other provision of this Agreement which can be given effect without the conflicting provision and the remainder of this Agreement or the application of such provisions to persons or circumstances other than those as to which such provisions are held invalid or unenforceable, shall not be affected thereby.  The invalidity or unenforceability of this Agreement or any provisions thereof in any jurisdiction shall not affect the validity or enforceability of this Agreement or of such provision in any other jurisdiction.  To this end, the provisions of this Agreement are declared to be severable.  In the event that any law limiting the amount of interest or other charges permitted to be collected from the undersigned is interpreted so that any charge provided for in this Agreement, whether considered separately  or together with other charges that are considered a party of this Agreement,  violates such law, and the Debtor declared by a court having jurisdiction in the premises to be entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation.  The amounts, if any, previously paid to the Creditor in excess of the amounts payable to the Creditor computed on the basis of such charges as reduced shall be applied by Creditor to reduce the principal of the indebtedness secured by this Agreement.

22.

Modification.  This Agreement may not be supplemented, varied, or rescinded except by a writing which contains an express reference to this Agreement and which is signed by the party against whom enforcement of the supplement, variance, or rescission is asserted.

23.

Binding Effect.  All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

24.

Governing Law; Venue; Service of Process.  The interpretation and construction of this Agreement, and all matters relating hereto, shall be governed by the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.  Each of the parties hereto consents to the jurisdiction of the federal and state courts of the State of Texas in any such action or proceeding and waives any objection to venue laid therein.

25.

Enforcement Costs.  If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

26.

Remedies Cumulative.  No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise.  No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

27.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

28.

No Penalties.  No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

29

JURY TRIAL.  EACH OF THE DEBTOR AND THE CREDITOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN DEBTOR AND CREDITOR, THIS PLEDGE AND SECURITY AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

30

Certificate.  In the event that the Certificate is not delivered to the Creditor within ten (10) business days of the Effective Date, this Agreement shall be void and of no further force or effect, as if this Agreement had not been executed by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DEBTOR:

Winning Edge International, Inc.

By:_/s/___________________________

     Wayne Allyn Root, CEO

CREDITOR:

CSI Business Finance, Inc.

By:_/s/__________________________

     Timothy J. Connolly, CEO

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